UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Inhibikase Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INHIBIKASE THERAPEUTICS, INC.

3350 RIVERWOOD PARKWAY SE, SUITE 1900

ATLANTA, GEORGIA 30339

(678) 392-3419

May 10, 2021

Dear Fellow Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc. (“Inhibikase,” the “Company,” “we” or “us”) to be held at 9:30 a.m., Eastern Time, on Friday, June 25, 2021.

We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. In light of the Coronavirus (COVID-19) pandemic, for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the 2021 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting https://web.lumiagm.com/235841686, password inhibikase2021. You will also be able to vote your shares electronically at the annual meeting. You will not be able to attend the annual meeting in person.

We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.

At the meeting, you will be asked to (i) elect one director to serve as the Class I director and (ii) ratify our appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. In addition, we will be pleased to report on our affairs and a discussion period will be provided for questions and comments of general interest to stockholders. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.

We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on May 3, 2021 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about May 10, 2021, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2020 Annual Report on Form 10-K, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.

You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail. Please note that each stockholder who wishes to attend the Annual Meeting will be required to present valid government-issued photo identification to be admitted to the Annual Meeting.

Thank you for your ongoing support of Inhibikase.

Very truly yours,

/s/ Milton H. Werner
Milton H. Werner, Ph.D. President and Chief Executive Officer

INHIBIKASE THERAPEUTICS, INC.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Inhibikase Therapeutics, Inc. (“Inhibikase” or the “Company”), will be held via live webcast on the Internet on Friday, June 25, 2021 at 9:30 a.m., Eastern Time, for the following purposes:

•

to elect one director to the board of directors of the Company (the “Board of Directors”) to serve as the Class I director, to serve until the Company’s 2024 annual meeting of stockholders, or until his respective successor is duly elected and qualified;

•	to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.

You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting https://web.lumiagm.com/235841686, password inhibikase2021 and entering the 11-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please see the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement.

Only stockholders of record at the close of business on May 3, 2021 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. In light of the Coronavirus (COVID-19) pandemic, for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at https://web.lumiagm.com/235841686, password inhibikase2021.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about May 10, 2021, the Company will mail to stockholders a Notice of Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2020 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.

Milton H. Werner, Ph.D.

/s/ Milton H. Werner

President and Chief Executive Officer

Atlanta, Georgia

May 10, 2021

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders

To Be Held on June 25, 2021

The Proxy Statement, along with our 2020 Annual Report on Form 10-K, is available free of charge at the following website: http://www.astproxyportal.com/ast/23797.

INHIBIKASE THERAPEUTICS, INC.

3350 RIVERWOOD PARKWAY SE, SUITE 1900

ATLANTA, GEORGIA 30339

PROXY STATEMENT

Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc. to be held online on Friday, June 25, 2021, beginning at 9:30 a.m., Eastern Time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

ABOUT THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “– Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about May 10, 2021. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

•	View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of (i) the election of one director to serve as the Class I director; (ii) the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and (iii) such other business that may properly come before the meeting or any postponement or adjournment thereof. In addition, management will report on our performance during the fiscal year ended December 31, 2020 and more recent developments and respond to questions from stockholders. Our Board of Directors is not currently aware of any other matters which will come before the meeting.

How do proxies work and how are votes counted?

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for our director nominee or withhold your vote as to our director nominee. You may also vote for or against, or abstain from voting on the ratification of our selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “– How does the Board of Directors recommend that I vote?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “– What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on May 3, 2021, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.

On May 3, 2021, the record date for the meeting, there were 10,059,849 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 10,059,849 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 5,029,925 shares will be required to establish a quorum.

If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but otherwise shall have no effect except as to any proposal with respect to which the bank, broker, or other nominee has discretionary authority to vote the proxy. For more information on discretionary and non-discretionary matters, see “– What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”

What vote is required to approve each matter and how are votes counted?

Proposal No. 1: Election of Class I Director

The one nominee who receives the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our Class I director. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for the one nominee will not be counted as votes in favor of the nominee and will result in the nominee receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter.

Proposal No. 3: Adjournment

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter.

How can you attend the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at https://web.lumiagm.com/235841686, password inhibikase2021. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.lumiagm.com/235841686, password inhibikase2021.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.voteproxy.com on the day of the Annual Meeting.

•	Webcast will start on June 25, 2021, at 9:30 a.m. Eastern Time.

•	You will need your 11-digit control number to enter the Annual Meeting.

•	Stockholders may submit questions while attending the Annual Meeting via the Internet.

•	Webcast replay of the Annual Meeting will be available until June 25, 2022.

To attend and participate in the Annual Meeting, you will need the 11-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. If you lose your 11-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. In addition, we are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I ask questions at the virtual Annual Meeting?

During the virtual Annual Meeting, you may only submit questions in the question box provided at https://web.lumiagm.com/235841686, password inhibikase2021. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

How do I attend the Annual Meeting?

The meeting will be held online on June 25, 2021 beginning at 9:30 a.m., Eastern Time. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC due to the inclusion of our website address above or elsewhere in this Proxy Statement. Information on how to vote in person at the Annual Meeting is discussed below under the caption “– How can I vote my shares?.”

How can I vote my shares?

Record Owners and Beneficial Owners Who Have Been Provided With a 11 Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with an 11 digit control number, you may vote:

1.     Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting https://web.lumiagm.com/235841686, password inhibikase2021 and having available the 11 digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

2.     By Telephone – If you are a registered stockholder, you may call toll-free 1-800-PROXIES (1-800-776-9437) to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-PROXIES (1-800-776-9437) to vote by telephone. Your shares will be voted according to your instructions.

3.     By Mail If You Are a Record Owner – Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with an 11 digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with an 11 digit control number, please contact your broker for instructions on how to vote your shares.

Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.

What am I voting on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

•

Proposal No. 1: to elect one director to the Board of Directors of the Company to serve as the Class I director, to serve until the Company’s 2024 annual meeting of stockholders, or until his respective successor is duly elected and qualified;

•	Proposal No. 2: to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	Proposal No. 3: to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Each of these proposals is described in further detail below.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Dr. Milton Werner, Chief Executive Officer and Joseph Frattaroli, Chief Financial Officer will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

How does the Board of Directors recommend that I vote?

As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:

•	FOR Proposal No. 1, for the election of the one nominated candidate for Class I director;

•	FOR Proposal No. 2, for the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	FOR Proposal No. 3, for such other business that may properly come before the meeting or any postponement or adjournment thereof.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?

If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of our Class I director nominee and (ii) for the ratification of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Dr. Milton Werner and Joseph Frattaroli, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote. Broker non-votes are not considered shares present and will not affect the outcome of the vote.

•

Non-Discretionary Item. The election of the Class I director is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

•

Discretionary Item. The ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

We encourage you to provide instructions to your broker regarding the voting of your shares.

Can I change my vote or revoke my proxy?

Yes. (1) If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on June 24, 2021, (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 9:30 a.m., Eastern Time, on June 25, 2021. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339, Attention: Corporate Secretary. (2) If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.

The last proxy or vote that we receive from you will be the vote that is counted.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

What is “householding” and where can I get additional copies of proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”

Whom may I contact if I have other questions about the Annual Meeting or voting?

You may contact the Company at 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339, Attention: Milton H. Werner, Ph.D., or by telephone at (678) 392-3419.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

We encourage you to vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTOR

One director is to be elected at the Annual Meeting to serve as our Class I director to serve until the Company’s 2024 annual meeting of stockholders, or until his respective successor is duly elected and qualified. The Class I director nominee is a current director and has been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of the Class I director nominee to serve until the 2024 annual meeting of stockholders, or until his respective successor is duly elected and qualified. Our amended and restated certificate of incorporation provides that the number of directors that constitute the entire Board of Directors shall be determined in the manner designated in the Company’s bylaws. The Company’s amended and restated bylaws provide that the number of directors is determined by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one member.

Should the Class I director nominee be unable to accept nomination or election as a director, the individuals named as proxy holders, Dr. Milton Werner and Joseph Frattaroli, will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that the Class I director nominee named below will be unavailable to serve.

The Class I director standing for re-election, together with his age and certain other information, is:

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
Milton H. Werner, Ph.D.	58	2010

Milton H. Werner, Ph.D. has been our President and Chief Executive Officer and a member of our Board of Directors since our formation as a Delaware corporation in June 2010. He founded our predecessor, Inhibikase Therapeutics, LLC, in 2008 as an entrepreneurial start-up in Atlanta, Georgia with initial financial support from the Georgia Research Alliance. Prior to founding Inhibikase, from May 2007 until August 2008, Dr. Werner served as Director of Research at Celtaxsys, Inc., a cell-free immunotherapeutics company. From September 1996 until June 2007, Dr. Werner was a Head of the Laboratory of Molecular Biophysics at The Rockefeller University and departed the University at the rank of Associate Professor. While at The Rockefeller University, Dr. Werner focused on developing more complete understandings of mechanisms of human disease in immunology, oncology and infectious disease.

Dr. Werner is the author or co-author of more than 70 research articles, reviews and book chapters and has given lectures on his research work on more than 250 occasions throughout the world. He is the recipient of numerous private and public research grants totaling more than $21 million, and of several awards, including the Young Investigator Award from the Sidney Kimmel Cancer Foundation, the Research Chair from the Brain Tumor Society and a $1 million Distinguished Young

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

Scholars in Medical Research award from the W. M. Keck Foundation. He is also an Adjunct Full Professor in the School of Biology at the Georgia Institute of Technology and a Member of the Winship Cancer Institute of Emory University, both in Atlanta, Georgia. Dr. Werner received his Ph.D. in Chemistry from the University of California, Berkeley and his B.S. in Biochemistry from the University of Southern California. He also completed his post-doctoral training at the National Institute of Health with a specialization in structural biology.

We believe Dr. Werner is qualified to serve on our Board of Directors because of the perspective and experience he provides as our founder and as our President and Chief Executive Officer, as well as his experience within the pharmaceutical industry, particularly in the area of neuroscience, infectious disease and drug discovery and development.

No family relationships exist between any director, executive officer or person nominated or chosen to be a director or officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. These officers, directors and stockholders are required by SEC regulations to furnish us with copies of all reports that they file.

Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2020 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock (“reporting persons”) that no other reports were required, except as set forth below, we believe that all reporting persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2020 or prior fiscal years.

Milton H. Werner did not timely file one Form 4 to report one transaction, Joseph Frattaroli did not timely file one Form 4 to report one transaction, Roy Freeman did not timely file one Form 4 to report one transaction, Paul Grint did not timely file one Form 4 to report one transaction, Elizabeth O’Farrell did not timely file one Form 4 to report one transaction and Dennis Berman did not timely file one Form 4 to report one transaction. Based on a review of public filings with the SEC, we believe that Joseph Frattaroli, Milton H. Werner, Roy Freeman, Paul Grint, Elizabeth O’Farrell and Dennis Berman have each prepared and filed the required Forms 4 to report the above described transactions.

Vote Required

The one Class I director nominee who receives the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors, a quorum being present, will be elected as our Class I director. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for the Class I director nominee will not be counted as votes in favor of the nominee and will result in the nominee receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of the Class I director nominee. In the absence of instructions to the contrary, the shares represented by the accompanying proxy card will be voted “FOR” the Class I director nominee named above.

The Board of Directors unanimously recommends a vote “FOR” the election of the Class I director nominee to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed CohnReznick LLP (“CohnReznick,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2021. CohnReznick has been our independent registered public accounting firm since it was appointed in April 2018 to audit our consolidated financial statements for the fiscal year ended December 31, 2016. Since that date, CohnReznick has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of CohnReznick LLP are expected to be present at the Annual Meeting, in person or telephonically, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in our and our stockholders’ best interests. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm.

Audit and Other Fees

The following table sets forth the aggregate fees billed by CohnReznick LLP in connection with audit and other services rendered during the past two fiscal years.

	12/31/2020	12/31/2019
Audit Fees(1)	$374,000	$—
Audit-Related Fees(2)	19,000	—
Tax Fees	—	—
All other fees	—	—

Total	$393,000	$—

(1)

Audit fees represent fees for professional services rendered during 2020 for the audit of our 2020, 2019 and 2018 financial statements, including S-1 services rendered during 2020 in connection with our December 2020 initial public offering.

(2)	Audit related fees represent fees for professional services rendered during 2020 in connection with our 2018 NIH grants program (“Yellow Book”) audit.

Audit Committee Report

The audit committee of the Board of Directors (the “audit committee”) operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the audit committee, see “Management and Corporate Governance – Board of Directors Committees – Audit Committee.”

The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. CohnReznick was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2020 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The audit committee’s main responsibility is to monitor and oversee this process.

The audit committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended December 31, 2020 with management. The audit committee discussed with CohnReznick the matters required to be discussed by PCAOB Auditing Standard No. 16. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The audit committee is responsible to consider any fees paid to CohnReznick for the provision of non-audit related services. There were no non-audit related services rendered by CohnReznick to the Company for the years ended December 31, 2020 and 2019.

Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

THE AUDIT COMMITTEE

Elizabeth O’Farrell (Chairperson)

Paul Grint, M.D.

Dennis Berman

Audit Committee Pre-Approval Policies and Procedures

The audit committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The audit committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the audit committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2020. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the audit committee to one or more members of the audit committee; provided that any decisions made by such member or members must be presented to the full audit committee at its next scheduled meeting.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The ratification of the appointment of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2021 is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the ratification of CohnReznick as our auditors for the fiscal year ending December 31, 2021. If no instructions are indicated on such proxy, the shares will be voted “FOR” the ratification of CohnReznick as our auditors for the fiscal year ending December 31, 2021.

The Board of Directors deems Proposal No. 2 “Ratification of Appointment of

Independent Registered Accounting Firm” to be in our and our stockholders’

best interests and unanimously recommends a vote

“FOR” approval thereof.

PROPOSAL NO. 3

ADJOURNMENT

We are asking you to vote to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the Proposals Nos. 1-2 at the time of the Annual Meeting or if we do not have a quorum.

If our stockholders approve this Proposal No. 3, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the Proposals Nos. 1-2. Among other things, approval of this Proposal No. 3 could mean that, even if we had received proxies representing a sufficient number of votes against approval of any of the Proposals Nos. 1-2 such that the proposal to approve any such proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present.

Our Board of Directors believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of any of the Proposals Nos. 1-2 if there are insufficient votes to approve any such proposals at the time of the Annual Meeting or in the absence of a quorum.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of one or more adjournments of the Annual Meeting to a later date or dates. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The approval of one or more adjournments of the Annual Meeting to a later date or dates is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the approval of one or more adjournments of the Annual Meeting to a later date or dates. If no instructions are indicated on such proxy, the shares will be voted “FOR” the approval of one or more adjournments of the Annual Meeting to a later date or dates.

The Board of Directors deems Proposal No. 3 “Adjournment”

to be in our and our stockholders’ best interests and unanimously recommends a vote

“FOR” approval thereof.

MANAGEMENT AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers and directors as of April 9, 2021:

Name	Age	Position
Executive Officers:
Milton H. Werner, Ph.D.	58	President, Chief Executive Officer and Director
Joseph Frattaroli, C.P.A.	59	Chief Financial Officer
Non-Employee Directors:
Elizabeth O’Farrell(1)(2)(4)	56	Director
Roy Freeman, M.D.(2)(3)	69	Director
Paul Grint, M.D.(1)(2)(3)(5)	62	Director
Dennis Berman(1)(3)(6)	70	Director

(1)	Member of audit committee
(2)	Member of the compensation committee
(3)	Member of the corporate governance and nominating committee
(4)	Chair of audit committee
(5)	Chair of compensation committee
(6)	Chair of corporate governance and nominating committee

Executive Officers

For information on Milton H. Werner, Ph.D., please see the section captioned “Proposal No. 1 – Election of Class I Director.”

Joseph Frattaroli has served as our Chief Financial Officer since April 2018. From July 2015 through 2017, Mr. Frattaroli has served as an independent consultant to Danforth Advisors LLC, providing strategic advisory services to emerging public and private biotechnology and biopharmaceutical clients of Danforth Advisors LLC. In January 2010, Mr. Frattaroli founded Flagship Consulting, Inc. through which he has provided chief financial officer and consulting services for the past 10 years to several emerging biopharmaceutical and medical device companies, with responsibilities that included capital formation, deal structuring, and assisting private companies in their transition to becoming publicly traded SEC registrants. Mr. Frattaroli is a certified public accountant with more than 15 years of experience in public company filings and compliance for Nasdaq and OTC Markets companies. Mr. Frattaroli received his B.S. in Accounting from Salem State University and was previously employed by Ernst & Young, LLP.

On March 11, 2010, Vaso Active Pharmaceutics, Inc. (“Vaso”), for which Mr. Frattaroli was acting CEO and President, filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, which on July 11, 2016 was converted into a Chapter 7 case. On October 9, 2012, the U.S. Bankruptcy Court for the District of Delaware (the “Court”) ruled in an action by the Avoidance Action Trustee (the “Trustee”) brought against Mr. Frattaroli that certain transfers by Vaso to Mr. Frattaroli should be avoided. On December 19, 2012, the Trustee procured a final judgement against Mr. Frattaroli in the amount of $322,827 plus interest. On September 25, 2018, the Trustee entered into a Settlement Agreement with Mr. Frattaroli providing for the payment of $35,000 in full and complete satisfaction of the judgement which was approved by the Court on October 29, 2018.

Key Non-Executive Officers

Warren Olanow, M.D. is our Interim Chief Medical Officer and also serves as Chief Executive Officer of Clintrex Research Corporation. He is the former Henry P. and Georgette Goldschmidt Professor and Chairman of

the Department of Neurology at the Mount Sinai School of Medicine in New York City, where he is presently Professor Emeritus in the Department of Neurology and in the Department of Neuroscience. Prior to joining Mount Sinai, he served on the faculties of McGill University, Duke University, and the University of South Florida. He is the former President of the Movement Disorder Society, past President of the International Society of Motor Disturbances, and former Treasurer of the American Neurological Association. He has served on the board of directors of the National Space Biomedical Research Institute and the executive committee of the Michael J. Fox Foundation Scientific Advisory Board, and he is the former Chairman of the Scientific Advisory Board of the Bachmann-Strauss Parkinson and of the Dystonia Foundation. Dr. Olanow is the former Co-Editor-in-Chief of the journal, Movement Disorders. He has been principal investigator of numerous studies leading to approval of drugs and devices for treating neurodegenerative diseases. Dr. Olanow received his medical degree from the University of Toronto, performed his neurology training at the New York Neurological Institute at Columbia Presbyterian Medical Center at Columbia University, and undertook postgraduate studies in neuroanatomy at Columbia University.

Roger Rush, Ph.D. has been our Head of Preclinical Research since January 2015 and is an experienced veteran of the pharmaceutical industry with over 30 years of experience working in the United Kingdom and U.S. for small and large pharmaceutical companies and contract research organizations, and is now based in the greater Boston area. Dr. Rush has been a principal of Allon Preclinical Consulting, LLC since February 2015. From March 2012 to December 2014, he was Vice President Preclinical Development for Idenix Pharmaceuticals, Inc., a pharmaceutical company and wholly-owned subsidiary of Merck & Company, Inc., where he managed the DMPK, toxicology and discovery research that lead to the identification of lead molecules to treat the Hepatitis C virus. His major career focus has been on preclinical research and development, safety assessment and the translation of discovery research molecules into clinical development. He has contributed to over 20 IND, CTA and product license submissions and approved drugs including nicardipine (Cardene), ranolazine (Ranexa), Foscan, and zileuton (Zyflo CR). His work has spanned numerous therapeutic areas, including anti-inflammatory, anti-allergy, arthritis, anti-infectives, CNS, cardiovascular, oncology, genitourinary and anti-hyperlipidemics. He received his B.Sc. and Ph.D. in Biochemistry from the University of Surrey in the United Kingdom.

Surendra Singh, Ph.D. has served as our head of Chemistry, Manufacturing and Controls (CMC) as a consultant since August 2014. As our head of Chemistry, Manufacturing and Controls, Dr. Singh establishes and manages the commercial process, global outsourcing, and global vendor management, as well as participates in all aspects of the drafting and review of regulatory documents from the IND to NDA. Since 2011, Dr. Singh has served as chemical manufacturing and controls consultant at Syner-G Pharma Consulting, LLC, a pharmaceutical manufacturing consultancy. From 2001 to 2011, he served in various roles at Sunovion Pharmaceuticals Inc. and its predecessor, Sepracor Inc., including as a director of chemical process research. He is an expert in chemical process research and development, from lead optimization to launch, technology transfer and API manufacturing. Dr. Singh received his doctoral degree from the Indian Institute of Technology in 1991 and was a post-doctoral fellow at The Ohio State University from 1991 to 1994.

Terence Kelly, Ph.D. currently serves as our Medicinal Chemistry and Drug Discovery consultant since 2009. Since June 2014, he has served as a member of the board of directors of Cardax, Inc., a life sciences company that develops consumer health and pharmaceutical technologies. Dr. Kelly is a 30-year pharmaceutical industry veteran and, along with Dr. Werner, developed the RAMP™ approach to drug design. He is a founder of Kelly Pharma Research Consulting, LLC and has served as its President since January 2010. From June 2010 to July 2017, he held several positions at CoMentis, including President and CEO. From July 2002 to December 2009, he served as Vice-President of Medicinal Chemistry at Boehringer Ingelheim Pharmaceuticals, Inc. Dr. Kelly received his B.S. in Chemistry from Rensselaer Polytechnic Institute and his Ph.D. in Chemistry from the University of Texas at Austin. He also completed postdoctoral work in natural products synthesis at Yale University and received an M.B.A. from New York University, Stern School of Business.

Non-Employee Directors

Dennis Berman has been a member of our Board of Directors since September 2019. He has been a co-founder, board member, and/or seed investor in many private biotechnology and technology companies, five of which have gone public. Since June 2017, Mr. Berman has served as the President of Molino Ventures, LLC, a board advisory and venture capital firm. From May 2008 to April 2017, he served as co-founder and Executive Vice President of Corporate Development of Tocagen Inc., a publicly traded gene therapy company utilizing a retrovirus and prodrug to activate patients’ immune systems against their cancers. He also served as a member of the board of directors of Tocagen Inc. from August 2007 to April 2017. Other public companies for which Mr. Berman has served as a seed investor, co-founder, and/or board member include Intervu, one of the first software-as-a-service companies, Kintera Inc., an online fundraising pioneer, Gensia, a company that focused on purine/pyrimidine metabolism compounds, and Viagene, the first U.S. gene therapy company, which utilized a non-replicating retrovirus. Mr. Berman also was a seed investor in the water treatment company Calabrian. Previously, Mr. Berman was a corporate law partner at several large law firms, including Reavis & McGrath (now Norton Rose Fulbright) and Sonnenschein Nath & Rosenthal (now Dentons). Mr. Berman holds a B.S. from the Wharton School of the University of Pennsylvania in Accounting/ Economics, a B.A. from the University of Pennsylvania in Economics, and a J.D. from Harvard Law School. He has been an Entrepreneur in Residence at Harvard’s Innovation Lab (i-lab) and a guest speaker at the Harvard School of Public Health. Mr. Berman’s skills in corporate governance, corporate finance, and value creation in early and late stage pharmaceutical and biotechnology companies makes him uniquely qualified to serve on our Board of Directors.

Roy Freeman, M.D. has been a member of our Board of Directors since July 2019. He has been a Professor of Neurology at the Harvard Medical School and Director of the Center for Autonomic and Peripheral Nerve Disorders in the Department of Neurology at Beth Israel Deaconess Medical Center in Boston, Massachusetts since 1990. From 2017 to 2019, Dr. Freeman served on the board of directors of NeuroBio Pharmaceuticals, Inc. Dr. Freeman is the former chairman of the World Federation of Neurology research group on the autonomic nervous system, former president of the American Autonomic Society, and former chairman of the Autonomic Section of the American Academy of Neurology. He serves on the Executive Committee and the Steering Committee of the Analgesic, Anesthetic, and Addiction Clinical Trial Translations, Innovations, Opportunities, and Networks (ACTTION), a public-private partnership with the United States FDA. Dr. Freeman is Editor-in-Chief of Autonomic Neuroscience: Basic and Clinical and on the editorial boards of The Clinical Journal of Pain, Pain: Clinical Updates, and Clinical Autonomic Research. He is a founder of several companies in pain and neurodegenerative disease and is on the scientific advisory boards of many large and small pharmaceutical and biotechnology companies. His research and clinical interests are biomarker development in neurodegenerative disease, the physiology and pathophysiology of the small nerve fibers and the autonomic nervous system, and clinical trial design methodology in peripheral and central nervous system disease. He is the principal investigator on NIH-funded studies on the neurological complications of diabetes, the neurobiology of stress, and biomarker development in alpha-synucleinopathies. He has been principal investigator on many neurodegenerative disease and neuropathic pain clinical trials. He has authored more than 250 original reports, chapters, and reviews. Dr. Freeman received his medical degree from the University of Cape Town. Dr. Freeman’s specific and extensive experience in clinical treatment of Parkinson’s and other neurological disorders coupled with his extensive experience as a director of pharmaceutical companies and as an advisor of novel therapies for neurological diseases makes him uniquely qualified to serve on our Board of Directors.

Paul Grint, M.D. has been a member of our Board of Directors since September. He has served as a member of the board of directors of Cardea Bio since April 2020. Since 2016, Dr. Grint has served as a member of the board of directors and as a member of the compensation committee of the board of directors of Amplyx Pharmaceuticals. Since 2014, he has served as a member of the board of directors and as a member of the compensation committee of the board of directors of Synedgen. From 2017 to 2019, Dr. Grint served as Chief Executive Officer of AmpliPhi Biosciences and as a member of AmpliPhi Bioscience’s board of directors from 2015 to 2019. From 2014 to 2017, Dr. Grint served as Chief Executive Officer of Regulus Therapeutics, Inc., a publicly-traded clinical stage biopharmaceutical company. Dr. Grint has more than two decades of experience in biologics and small-molecule research and development, including the successful approval and commercialization of products in the infectious diseases, immunology, and oncology therapeutic areas. Dr. Grint has also served in senior management roles at Cerexa, Forest Laboratories, Kalypsys, Pfizer, IDEC Pharmaceuticals, and Schering-Plough Corporation. He is a Fellow of the Royal College of Pathologists, a member of numerous professional and medical societies, and holds a B.Sc. from St. Mary’s Hospital College, University of London and an M.B. and B.S. from St. Bartholomew’s Hospital College, University of London. Dr. Grint’s extensive leadership experience as both Chief Executive Officer and as a director of privately held and public companies along with his extensive experience in clinical pharmaceutical development makes him uniquely qualified to serve on our Board of Directors.

Elizabeth O’Farrell has been a member of our Board of Directors since March 2019. She has served as a member of the board of directors and as a member of the audit committee of the board of directors of Geron Corporation since March 2019. Since June 2018, Ms. O’Farrell has served as a member of the board of directors of PDL BioPharma, Inc. Since February, 2021, Ms. O’Farrell is a member of the board of directors of Lensar and serves as member and chair of their Audit Committee. Ms. O’Farrell retired in 2017 after a 25-year career with Eli Lilly and Company, most recently serving as Chief Procurement Officer and Leader, Global Shared Services from January 2012 to December 2017. Prior to that, she advanced through a number of executive management positions including Senior Vice President, Policy and Finance; Senior Vice President, Finance; Chief Financial Officer, Lilly USA; Chief Financial Officer, Lilly Canada; and General Auditor. Before joining Eli Lilly, Ms. O’Farrell was an accountant with Boise Cascade Office Products and served as an auditor at Whipple & Company and Price Waterhouse. Ms. O’Farrell was an active board member of the YMCA of Greater Indianapolis for more than a decade and served as its Chair from 2014 to 2016. She is also a member of the Finance Committee of the United Way of Brevard County Florida and is a volunteer mentor with WeVenture, a small business mentoring program affiliated with the Florida Institute of Technology. Ms. O’Farrell previously served on the boards of the Washington Township Schools Foundation and Keep Indianapolis Beautiful. Ms. O’Farrell holds a B.S. in accounting with honors and an M.B.A. in management information systems, both from Indiana University. Ms. O’Farrell’s extensive financial management experience in the pharmaceutical industry and her financial management of strategic partnerships and supply chain management make her uniquely qualified to serve on our Board of Directors.

Board of Directors Composition

Our Board of Directors currently consists of five members. The number of directors is fixed by our Board of Directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. During 2020, our Board of Directors held four meetings and took action by written consent on various other occasions. All directors attended 100% of all meetings of our Board of Directors and of the committees on which they served or that were held during the period they were directors or committee members.

It is our policy to invite and encourage our directors to attend our annual meetings. We did not hold an annual meeting of stockholders during 2020.

Our amended and restated certificate of incorporation provides that our Board of Directors be divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our current directors are divided among the three classes as follows:

•	the Class I director is Dr. Werner, and his term will expire at this Annual Meeting;

•	the Class II directors are Dr. Freeman and Dr. Grint, and their terms will expire at the annual meeting of stockholders to be held in 2022; and

•	the Class III directors are Mr. Berman and Ms. O’Farrell, and their terms will expire at the annual meeting of stockholders to be held in 2023.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our amended and restated certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our Company.

In addition, under the terms of our amended and restated certificate of incorporation and our amended and restated bylaws, members of our Board of Directors may only be removed for cause. This may also have the effect of delaying or preventing changes in control of our Company.

Board of Directors Leadership Structure

As a general policy, our Board of Directors believes that separation of the positions of Chairperson and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Dr. Werner serves as our President and Chief Executive Officer. At the present time the Company does not expect to have a Chairperson of our Board of Directors. Such Chairperson of our board of directors, when appointed, will not be an officer. We expect and intend the positions of Chairperson of our board of directors and Chief Executive Officer to continue to be held by two separate individuals in the future.

Board of Directors Committees

The Board of Directors has established three standing committees of the board consisting of an audit committee, a compensation committee and a corporate governance and nominating committee, each of which has the composition and the responsibilities described below. Each committee operates pursuant to a written charter that has been approved by our Board of Directors and the corresponding committee and that is reviewed annually and revised as appropriate. Each charter is available on our website at https://www.inhibikase.com/investors/corporate-governance. Information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

Audit Committee

Upon our completion of the December 2020 initial public offering, the audit committee became comprised of Ms. O’Farrell, Dr. Grint and Mr. Berman. Ms. O’Farrell is the chair of our audit committee, and is our audit committee financial expert, as that term is defined under the applicable SEC rules, and possesses financial sophistication, as defined under the rules of Nasdaq. All of the members of our audit committee are independent, as that term is defined under the rules of Nasdaq. Our audit committee is responsible for overseeing our corporate accounting and financial reporting process, assisting our Board of Directors in monitoring our financial systems, and overseeing legal, healthcare and regulatory compliance. Our audit committee:

•	selects and hires the independent registered public accounting firm to audit our financial statements;

•	helps to ensure the independence and performance of the independent registered public accounting firm;

•	approves audit and non-audit services and fees;

•

reviews financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•	prepares the audit committee report that the SEC requires to be included in our annual proxy statement;

•	reviews reports and communications from the independent registered public accounting firm;

•	reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

•	reviews our policies on risk assessment and risk management;

•	reviews related party transactions; and

•

establishes and oversees procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter, that became effective immediately prior to the completion of our December 2020 initial public offering. During 2020, our audit committee held no meetings.

Compensation Committee

Upon completion of the December 2020 initial public offering, the compensation committee became comprised of Dr. Grint, Ms. O’Farrell and Dr. Freeman. Dr. Grint is the chair of our compensation committee. All of the members of our compensation committee are independent, as that term is defined under the rules of Nasdaq. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee:

•	oversees our overall compensation philosophy and compensation policies, plans and benefit programs;

•	reviews and recommends to our Board of Directors for approval compensation for our executive officers and directors;

•

prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

•	administers our equity compensation plans.

Our compensation committee operates under a written charter, that became effective immediately prior to the completion of our December 2020 initial offering. During 2020, our compensation committee held no meetings.

Our compensation committee also reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our chief executive officer) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board of Directors or the compensation committee charter.

Our compensation committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The compensation committee annually reviews the performance of each of the executive officers, including the chief executive officer. It then determines and approves the compensation of each executive officer, other than the chief executive officer, and determines and makes recommendations regarding the chief executive officer’s compensation level to the Board of Directors for approval.

Corporate Governance and Nominating Committee

Upon completion of the December 2020 initial public offering, the corporate governance and nominating committee became comprised of Mr. Berman, Dr. Grint and Dr. Freeman. Mr. Berman is the chair of our corporate governance and nominating committee. All members are independent, as that term is defined under the rules of Nasdaq. Our corporate governance and nominating committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. Specifically, the corporate governance and nominating committee:

•	identifies, evaluates and makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;

•	considers and makes recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

•	reviews developments in corporate governance practices;

•	evaluates the adequacy of our corporate governance practices and reporting; and

•	evaluates the performance of our Board of Directors and of individual directors.

Our corporate governance and nominating committee operates under a written charter, that became effective prior to the completion of our December 2020 initial public offering, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq. During 2020, our corporate governance and nominating committee held no meetings.

Compensation Committee Interlocks and Inside Participation

None of the members of our compensation committee are or have been an officer or employee of our Company. None of our executive officers currently serve, or in the past fiscal year has served, on the board of directors or compensation committee (or other board of directors’ committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, the Board of Directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board of Directors has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.inhibikase.com. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We will provide any person, without charge, upon request, a copy of our code of conduct and ethics. Such requests should be made in writing to the attention of Milton H. Werner, Ph.D., President and Chief Executive Officer at Inhibikase Therapeutics, Inc., 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339.

Limitation of Liability and Indemnification

Our amended and restated certificate of incorporation and amended and restated bylaws, which became effective upon the completion of the December 2020 initial public offering, provides that we indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

•	any breach of the director’s duty of loyalty to us or to our stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	unlawful payment of dividends or unlawful stock repurchases or redemptions; and

•	any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we are also empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify. We have purchased and currently maintain directors’ and officers’ liability insurance.

In the case of an action or proceeding by or in the right of our Company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Process for Identifying and Evaluating Nominees for the Board of Directors

Director Qualifications

The corporate governance and nominating committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

Identifying Nominees

The corporate governance and nominating committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the corporate governance and nominating committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).

Stockholder Candidates

The corporate governance and nominating committee will consider candidates for nomination as a director submitted by stockholders. Although the corporate governance and nominating committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our amended and restated bylaws permit stockholders to nominate candidates and one of the duties set forth in the corporate governance and nominating committee charter is to consider director candidates submitted by stockholders in accordance with our amended and restated bylaws. The corporate governance and nominating committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our amended and restated bylaws and the procedures described under “Stockholder Proposals and Nominations” below.

Review of Director Nominees

The corporate governance and nominating committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the corporate governance and nominating committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The corporate governance and nominating committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.

Stockholder Proposals and Nominations

In order for a stockholder to nominate a person for election as a director at the 2021 Annual Meeting of stockholders, you must provide written notice to Inhibikase Therapeutics, Inc., 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our amended and restated bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be). A copy of the amended and restated bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.

EXECUTIVE COMPENSATION

Our named executive officers for 2020 which consist of our principal executive officer and the next most highly compensated executive officer, are:

•	Milton H. Werner, Ph.D., our President and Chief Executive Officer; and

•	Joseph Frattaroli, C.P.A., our Chief Financial Officer

Summary Compensation Table

The following table sets forth information regarding the compensation of our named executive officers for the years ended December 31, 2019 and December 31, 2020:

Name and Principal Position	Year	Salary ($)		Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Milton H. Werner, Ph.D.	2020	292,800		653,378	14,541	(2)	960,719
President and Chief Executive Officer	2019	292,800		77,276	14,541	(2)	384,617

Joseph Frattaroli, C.P.A.	2020	300,000	(3)	1,342,220	—		1,642,220
Chief Financial Officer	2019	300,000		—	—		300,000

(1)

The amount reported represents the aggregate grant date fair value of the award as calculated in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the award disclosed in this column are set forth in footnote 6, Stock-Based Compensation, to our audited financial statements included in our Annual Report.

(2)

The amount reported represents $2,615 for life insurance policy premiums and $11,926 in automobile expenses in 2019 and $2,615 for life insurance policy premiums and $11,926 in automobile expenses in 2020.

(3)

Amounts paid to Mr. Frattaroli in this table include all amounts paid in respect of his services, whether paid to him personally or to Flagship Consulting, Inc. Half of the amounts reported for 2020 were paid through a promissory note, which note was converted into shares of our common stock concurrent with the consummation of the December 2020 initial public offering.

Pledging and Hedging Policies

Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account, all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts and pledging Company securities to secure margin or other loans.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2020:

	Option Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity incentive awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)(2)	Option Expiration Date
Milton H. Werner, Ph.D.	6/1/2011	43,708	—		—	0.38	6/1/2021
	6/1/2013	21,854	—		—	2.02	6/1/2023
	3/1/2015	21,854	—		—	2.02	3/1/2025
	11/1/2015	21,854	—		—	2.31	11/1/2025
	11/1/2016	21,854	—		—	2.31	11/1/2026
	11/1/2017	21,854	—		—	2.31	11/1/2027
	11/1/2018	21,854	—		—	4.79	11/1/2028
	11/1/2019	21,854	—		—	5.57	11/1/2029
	12/22/2020	—	100,000	(1)	—	10.00	12/22/2027
Joseph Frattaroli, C.P.A.	8/25/2020	21,854			—	5.90	8/25/2027
	8/25/2020		150,000	(2)	—	5.90	8/25/2027
	12/22/2020	—	100,000	(1)	—	10.00	12/22/2027

(1)

One third of these grants will vest and become exercisable on the first anniversary of the closing of our initial public offering (i.e. December 28, 2021) and the remainder will vest and become exercisable in 24 equal monthly installments thereafter (commencing with January 1, 2022), subject generally to continued service through each date.

(2)	This grant was issued to Flagship Consulting, Inc., an entity controlled by Mr. Frattaroli. It will vest and become fully exercisable on August 25, 2021, subject generally to continued service.

Employment Arrangements with Our Named Executive Officers

Milton H. Werner, Ph.D.

Current Employment Agreement

We have entered into an employment agreement with Dr. Werner (the “Werner Employment Agreement”) which became effective upon the Company’s December 2020 initial public offering. The Werner Employment Agreement supersedes Dr. Werner’s prior employment agreement in all respects. Under the Werner Employment Agreement, Dr. Werner serves as the President and Chief Executive Officer of the Company. He receives an annual base salary of $455,000 and is eligible to receive an annual performance cash bonus with a target amount equal to 35% of his annual base salary, based upon achievement of performance goals established by the compensation committee of the board of directors. In addition, upon the initial public offering, Dr. Werner was granted a stock option to purchase 100,000 shares of Company common stock under our equity incentive plan, which will vest over a three-year period subject to continued employment through each vesting date.

The Werner Employment Agreement provides that Dr. Werner would be eligible to participate in all benefit and fringe benefit plans generally made available to our other executive officers. In addition, he is entitled to (i) four weeks of paid vacation per year and (ii) reimbursement of certain relocation expenses in the event that our headquarters is relocated by more than 75 miles from his current primary residence in Atlanta, Georgia, including reasonable travel to and from the new office location and temporary lodging near such location, up to a maximum of $200,000, provided the expenses are incurred in the calendar year in which the headquarters are relocated.

The Werner Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Dr. Werner; (iii) by Dr. Werner without good reason upon 90 days written notice to us; (iv) by us for cause; (v) by us without cause; or (vi) by Dr. Werner for good reason.

Pursuant to the Werner Employment Agreement, Dr. Werner is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

In the event of a termination without cause or a termination by Dr. Werner for good reason other than in connection with a change in control, Dr. Werner will receive: an aggregate of 12 months of salary continuation at his then-current base annual salary, paid out in equal installments over a 6-month period; payment of any amount of annual bonus accrued for the year prior to the date of termination; payment of the bonus Dr. Werner would have received based on the attainment of performance goals had he remained employed through the end of the year of termination, pro-rated based on the number of days in the termination year that Dr. Werner was employed by us (paid when the Company’s other senior executives receive payment of their annual bonuses); reimbursement of COBRA premiums for up to twelve months; and full vesting for any outstanding, unvested equity awards granted under the 2011 Plan. Dr. Werner’s outstanding vested stock options will generally remain exercisable no longer than six (6) months following such a termination.

In the event of a termination without cause or a resignation by Dr. Werner for good reason within 12 months following a change in control, Dr. Werner will receive an aggregate of 18 months of salary continuation at his then-current base annual salary, paid out in equal installments over a 12-month period; payment of any amount of annual bonus accrued for the year prior to the year of termination; payment of a pro-rated target annual bonus for the year of termination based on the number of days in the termination year that Dr. Werner was employed by us; payment of one time his then-current target annual bonus; reimbursement of COBRA premiums for up to 18 months; and full vesting for any outstanding, unvested equity awards. Dr. Werner’s outstanding vested stock options will generally remain exercisable no longer than six (6) months following such a termination.

The receipt of any termination benefits described above is subject to Dr. Werner’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Werner Employment Agreement.

In the event of Dr. Werner’s termination due to death or disability that is not in connection with a change in control, Dr. Werner will receive full vesting for any outstanding, unvested equity awards granted under the 2011 Plan. In the event of Dr. Werner’s termination due to death or disability that is within the 12 months following a change in control, Dr. Werner will receive full vesting for any outstanding, unvested equity awards. In either case, outstanding vested stock options will generally remain exercisable no longer than six (6) months following termination.

To comply with Massachusetts law governing non-competition agreements, the Werner Employment Agreement also provides for severance payments equal to half of Dr. Werner’s highest annual base salary during the two years preceding termination in the event of Dr. Werner’s termination for any reason other than a termination without cause, a resignation with good reason or death. Such amounts will be paid in equal monthly installments over either (A) a six-month period in the event of a termination that is not in connection with a change in control, or (B) a 12-month period in the event the termination occurs within 12 months following a change in control.

The Werner Employment Agreement also provides that in the event Dr. Werner becomes entitled to excess parachute payments within the meaning of Section 280G of the Code, such payments will be subject to a cut-back unless Dr. Werner would be better off on an after-tax basis receiving such payments and paying the excise tax.

Under the Werner Employment Agreement, “cause” means generally: the conviction of or plea of nolo contendere to a felony; the commission of fraud, misappropriation or embezzlement against any person; the theft or misappropriation of Company property; the breach of the Werner Employment Agreement by Dr. Werner (subject to a cure right); the willful or gross neglect by Dr. Werner of his duties (subject to a cure right); willful or gross misconduct in Dr. Werner’s performance of his duties (subject to a cure right); or the willful violation of any material Company policy (subject to a cure right).

“Good Reason” means generally: a material diminution in authority, duties or responsibilities; a material diminution in base salary for longer than 12 months; or a material breach of the Werner Employment Agreement by the Company, provided that Dr. Werner provides notice to the Company within 90 days of the initial existence of one of the above conditions, the Company fails to cure such condition within 30 days, and Dr. Werner terminates his employment within 180 days following the initial existence of the condition.

“Change in Control” means generally: a merger or consolidation of the Company with another corporation (other than a transaction in which the voting securities outstanding prior to the transaction continue to represent more than 50% of the total voting power of the surviving entity after the transaction); the approval of a plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets; or a person or entity becomes the beneficial owner of securities of the Company representing 50% or more of the total voting power of the Company.

Prior Employment Agreement

On April 1, 2014, the Company entered into a written employment agreement (the “CEO Agreement”), with Dr. Werner at an initial base annual salary of $224,000, subject to adjustment by the Board of Directors. The CEO Agreement was superseded in full by the Werner Employment Agreement upon completion of the December 2020 initial public offering.

Under the terms of the CEO Agreement, Dr. Werner’s base annual salary as of December 31, 2019 was $292,800. The CEO Agreement provided an initial 10-year fully vested option to purchase 43,708 shares of stock of the Company at an exercise price of $0.38 per share. For so long as he remained employed by the Company, the Company agreed to grant an annual option to purchase 25,000 shares of stock of the Company at an exercise price equal to the fair market value of the shares at the date of the grant and to be vested pro rata in monthly installments over 12 months from the date of the grant, with vesting accelerating upon a change in control of the Company, subject generally to his continued service on such date and/or event. Bonuses, additional stock option grants or other compensation could be awarded from time to time at the sole discretion of the Company’s Board of Directors. Prior to the completion of the December 2020 initial public offering, Dr. Werner had received options to purchase up to a total of 196,685 shares of common stock of the Company pursuant to this provision.

The CEO Agreement provided that Dr. Werner would be eligible to participate in the benefit plans generally made available to other executive officers of the Company. In addition, he was entitled to (i) three weeks of paid vacation per year, (ii) reimbursement for discretionary expenditures (including life insurance premiums, automobile expenses, and country club memberships) up to a maximum of  $13,000 annually and (iii) reimbursement of certain relocation expenses in the event that the Company’s headquarters is relocated by more than 25 miles from Atlanta, Georgia, including house hunting expenses, three months of interim housing expenses, and reimbursement for four round trip airline tickets between Atlanta and the new Company headquarters.

The CEO Agreement provided that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Dr. Werner; (iii) by Dr. Werner without good reason upon four weeks written notice to the Company; (iv) by the Company without cause (as defined in the CEO Agreement) upon four weeks written notice to Dr. Werner; (v) by Dr. Werner for good reason (as defined in the CEO Agreement); or (vi) by the Company for cause. In the event of a termination for good reason or without cause, Dr. Werner was entitled to six months of salary continuation at his then-current base annual salary, reimbursement of COBRA premiums for six months, accelerated vesting on options that would have vested in the six months following termination had he remained employed, and extended exercise periods for vested stock options. If the termination for good reason or without causes arose in connection with a change in control, the six months of salary continuation and reimbursement of COBRA premiums was extended to 12 months, and all options would become fully vested with extended exercise periods. The receipt of any benefits described above was subject to Dr. Werner’s execution of a release.

In addition, the CEO Agreement provided for an excise tax gross-up in the event that Dr. Werner was subject to an excise tax under Sections 280G and 4999 of the United States Internal Revenue Code of 1986, as amended (the “Code”), upon a change in control.

Joseph Frattaroli, C.P.A.

Employment Agreement

On October 24, 2018, the Company entered into an employment agreement with Mr. Frattaroli (the “Frattaroli Employment Agreement”) which became effective upon the closing of the December 2020 initial public offering. The Frattaroli Employment Agreement supersedes the prior consulting agreement as discussed under the subheading titled “Prior Consulting Agreement” in all respects. Under the Frattaroli Employment Agreement, Mr. Frattaroli receives an annual base salary of $375,000 and is eligible to receive a discretionary annual target cash bonus of 30% of his annual base salary.

The Frattaroli Employment Agreement provides that Mr. Frattaroli will be eligible to participate in all group benefit plans generally made available to our other similarly-situated employees, including medical, dental and life insurance and pension plans, and that he will be entitled to 20 days of paid time off per year. In addition, following the completion of the December 2020 initial public offering, Mr. Frattaroli was granted a stock option to purchase 100,000 shares of Company common stock under our equity incentive plan, which will vest over a three year period subject to continued employment through each vesting date. The Board of Directors may also grant stock options to Mr. Frattaroli from time to time in its discretion.

The Frattaroli Employment Agreement provides that Mr. Frattaroli shall continue until terminated (i) without cause, (ii) for cause, (iii) upon death or disability, or (iv) resignation by Mr. Frattaroli (which may include a resignation for good reason following a change in control).

Pursuant to the Frattaroli Employment Agreement, Mr. Frattaroli is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

In the event that Mr. Frattaroli is terminated without cause, he will be eligible to receive: payment of any accrued annual bonus for the year prior to the year of termination; payment of the bonus the executive would have received based on the attainment of performance goals had he remained employed through the end of the year of termination, pro-rated based on the number of days in the termination year that he was employed by us (paid when the Company’s other senior executives receive payment of their annual bonuses); nine months’ salary continuation at his then-current monthly salary; and reimbursement for the difference between the cost of COBRA and Mr. Frattaroli’s contribution for health insurance for up to nine months following termination.

In the event that Mr. Frattaroli is terminated without cause or good reason within 12 months following a change in control, he will be eligible to receive: payment of any accrued annual bonus for the year prior to the year of termination; payment of a pro-rated annual bonus at target for the year of termination based on the number of days in the termination year that he was employed by us; payment of one time his then-current annual bonus, at target; full vesting of any outstanding, unvested equity awards; 12 months base salary paid in a lump sum; and reimbursement for the difference between the cost of COBRA and Mr. Frattaroli’s contribution for health insurance for up to 12 months following termination.

The receipt of any termination benefits described above is subject to Mr. Frattaroli’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Frattaroli Employment Agreement.

To comply with Massachusetts law governing non-competition agreements, the Frattaroli Employment Agreement also provides for severance payments equal to half of Mr. Frattaroli’s highest annual base salary during the two years preceding termination in the event of his termination for any reason other than a termination without cause, a resignation with good reason within 12 months following a change in control, or death. Such amounts will be paid (A) in equal installments over a nine month period in the event of a termination that is not in connection with a change in control, or (B) a lump sum in the event the termination occurs within 12 months following a change in control.

Under the Frattaroli Employment Agreement, “cause” means generally: the commission of an act of disloyalty, dishonesty, breach of trust, fraud, misconduct, bad faith, embezzlement, misappropriation of Company assets, or destruction of Company property; gross negligence in the performance of employment duties; refusal, failure or willful nonfeasance to perform employment duties; failure to comply with Company policy (subject to a cure right); conduct which is materially detrimental to the reputation, goodwill or business operation of the Company; the conviction for, or plea of nolo contendere, to a felony charge; or a breach of the Frattaroli Employment Agreement by Mr. Frattaroli (subject to a cure right).

“Good Reason” and “Change in Control” under the Frattaroli Employment Agreement have the same meanings as those provided in the Werner Employment Agreement, as described above.

Prior Consulting Agreement

On April 1, 2018, we entered into a consulting agreement (the “Flagship Consulting Agreement”) with Flagship Consulting, Inc. (“Flagship”), a consulting entity controlled by Mr. Frattaroli, pursuant to which Flagship agreed to provide the following services to us as an independent contractor under the general direction of Dr. Werner: (i) perform duties for us as Chief Financial Officer, (ii) manage and execute the preparatory work required for a GAAP-compliant audit, (iii) evaluate, recommend and implement the necessary accounting practices to enable us to fulfill the requirements for quarterly financial and SEC regulatory filings, and (iv) participate in travel and road show meetings as part of our transition to a public entity. We also agreed to reimburse Flagship for its reasonable, out-of-pocket travel and other reasonable out-of-pocket expenses incurred in the rendition of the services, subject to certain conditions.

The Flagship Consulting Agreement had an initial term of 12 months, renewable in our sole discretion in 12-month periods thereafter until terminated by either party. Either party may terminate the Flagship Consulting Agreement at any time without cause upon 10 days’ prior written notice to the other party, or immediately upon written notice to the other party of such other party’s material breach of the Flagship Consulting Agreement. We may also terminate the Flagship Consulting Agreement immediately on account of any other act or omission on the part of the consultant that poses an adverse risk to us, our property and certain other persons and entities. The Flagship Consulting Agreement was superseded by the Frattaroli Employment Agreement effective upon the completion of the December 2020 initial public offering.

Under the terms of the Flagship Consulting Agreement, we agreed to pay Flagship $12,500 per month in cash with an additional $12,500 per month accruing on a convertible revolving demand promissory note in the aggregate principal amount of up to $75,000 issued on April 3, 2018 (the “2018 Flagship Note”). The 2018 Flagship Note accrued simple interest at 5% APR and matured upon the earlier to occur of (i) a significant transaction involving the Company, including an initial public offering, sale of substantially all assets or change of control of the Company (a “Significant Transaction”), or (ii) June 30, 2019. Flagship had the option to convert any amount of the unpaid balance of the 2018 Flagship Note into shares of our common stock at a price equal to 80% of the fair market value at conversion. We issued an amended and restated note to Mr. Frattaroli (“A&R

2018 Flagship Note”) to replace the 2018 Flagship Note, increasing the aggregate principal amount to up to $150,000 and extending the maturity date to the earlier to occur of (i) a Significant Transaction, or (ii) December 31, 2019. The other provisions of the A&R 2018 Flagship Note, including the issue date, are the same, in all material respects, to the 2018 Flagship Note.

On December 31, 2019, we issued a second convertible revolving demand promissory note to Mr. Frattaroli in the aggregate principal amount of up to $575,375 (the “2019 Flagship Note”) entered into, in part, as full consideration for the A&R 2018 Flagship Note plus any amounts above and beyond the face amount of the A&R 2018 Flagship Note due by us to Flagship from the effective date of the Consulting Agreement until December 31, 2019. The 2019 Note accrued simple interest at 5% APR and matured upon the earlier to occur of (i) a Significant Transaction, or (ii) December 31, 2021. Mr. Frattaroli had the option to convert any amount of the unpaid balance of the 2019 Flagship Note into shares of our common stock at a price equal to the fair market value at conversion.

On August 31, 2020, the Company, Mr. Frattaroli and Flagship amended and restated the 2019 Flagship Note (the “2020 Flagship Note”) to (i) increase the amount to $686,013, (ii) clarify that Flagship is the payee for the 2019 Flagship Note and that all amounts due under the 2019 Flagship Note are owed to Flagship and (iii) include an automatic conversion upon a closing of the Company’s initial public offering on or prior to October 31, 2020 of the entire unpaid note balance into shares of our common stock at a price per share equal to the initial public offering price. On October 30, 2020, Flagship and the Company amended the 2020 Flagship Note to extend the date for automatic conversion upon a closing of the Company’s initial public offering to December 31, 2020. The other provisions of the 2020 Flagship Note are the same, in all material respects, to the 2019 Flagship Note. On December 28, 2020, the unpaid principal and accrued interest on the 2020 Flagship note was converted into 44,143 shares of our common stock at a conversion price equal to the IPO price of $10.00 per share.

Equity Compensation

In August 2020, we granted to Flagship two warrants to purchase shares of our common stock exercisable at $5.90 per share in connection with the consulting services provided to the Company pursuant to the Flagship Consulting Agreement. Each warrant has a term of seven years. The first warrant for 21,854 shares of our common stock was fully vested as of the grant date. The second warrant for 150,000 shares of our common stock vests on the first anniversary of the grant date, August 25, 2021. Such warrants, along with the 2020 Flagship Note, collectively, are in full satisfaction of all rights to compensation of Flagship.

On December 22, 2020, in connection with our initial public offering, we granted to each of Dr. Werner and Mr. Frattaroli an option to purchase 100,000 shares of our common stock under our 2020 Equity Incentive Plan. These grants have a ten year term and exercise price of $10.00 per share. One-third of these grants will vest and become exercisable on the first anniversary of the closing of our initial public offering (i.e. December 28, 2021) and the remainder will vest and become exercisable in 24 equal monthly installments thereafter (commencing with January 1, 2022), subject generally to continued service through each date.

Other Benefits

We maintain a Simple IRA retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the Simple IRA, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax basis through contributions to the Simple IRA plan. The Simple IRA plan authorizes employer safe harbor matching contributions equal to 3% of covered compensation for eligible employees. The Simple IRA plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement program, contributions to the Simple IRA plan and earnings on those contributions are not taxable to the employees until distributed from the Simple IRA plan.

Our named executive officers who are full time employees are eligible to participate in our medical and dental insurance plans, which were fully paid by us prior to our initial public offering. These benefits are paid by the Company at 90% following the completion of the December 2020 initial public offering, with the remainder paid by the eligible employee. In addition, it is the Company’s practice to reimburse Dr. Werner $418.76 per month in respect of premiums that he pays on his life insurance policy. The Company also paid Dr. Werner $11,926 in 2020 for automobile expenses.

In 2014, the Board of Directors approved a special supplement to Dr. Werner’s salary of $56,400 annually to reimburse him for certain tax liabilities previously incurred by him when the Company was still a limited liability company. These supplemental payments ceased in March of 2021.

Director Compensation

Prior to the December 2020 initial public offering, our non-employee directors received non-qualified stock options on an annual basis. They did not receive cash compensation but we reimbursed them for expenses associated with attending meetings of our board of directors and its committees.

The following table presents the total compensation received by each of our non-employee directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Mr. Dennis Berman(2)	—	39,372	39,372
Dr. Roy Freeman(3)	—	39,372	39,372
Dr. Paul Grint(4)	—	39,372	39,372
Ms. Elizabeth O’Farrell(5)	—	39,372	39,372

(1)

The amounts disclosed represent the aggregate grant date fair value of the award as calculated in accordance with FASB Accounting Standards Codification Topic 718, or ASC 718. The assumptions used in calculating the grant date fair value of the award disclosed in this column are set forth in Note 6, Stock-Based Compensation, to our audited financial statements included in our Annual Report. These amounts do not correspond to the actual value that may be recognized by the directors upon vesting of the applicable awards.

(2)	As of December 31, 2020, Mr. Berman held options through Molino Ventures, LLC to purchase 137,948 shares of our common stock and 114,733 shares subject to such options were vested as of such date.
(3)	As of December 31, 2020, Dr. Freeman held options to purchase 137,948 shares of our common stock and 118,375 shares subject to such options were vested as of such date.
(4)	As of December 31, 2020, Dr. Grint held options to purchase 137,948 shares of our common stock and 114,733 shares subject to such options were vested as of such date.
(5)	As of December 31, 2020, Ms. O’Farrell held options to purchase 137,948 shares of our common stock and 125,660 shares subject to such options were vested as of such date.

Our Board of Directors has approved the following compensation program for our non-employee directors, which became effective upon conclusion of the December 2020 initial public offering. Each non-employee director will be eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards as described below. Our Board of Directors may revise outside director compensation as it deems necessary or appropriate.

Cash Compensation

All non-employee directors will be entitled to receive the following cash compensation for their services following the effective date of the December 2020 initial public offering:

•	$40,000 per year for service as a board member;

•	$30,000 per year additionally for service as non-executive Chairperson of the Board of Directors;

•	$20,000 per year additionally for service as chair of the audit committee;

•	$5,000 per year additionally for service as member of the audit committee (excluding committee chair);

•	$10,000 per year additionally for service as chair of the compensation committee;

•	$5,000 per year additionally for service as member of the compensation committee (excluding committee chair);

•	$5,000 per year additionally for service as chair of the corporate governance and nominating committee; and

•	$3,000 per year additionally for service as member of the corporate governance and nominating committee (excluding committee chair).

All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer.

Equity Compensation

Effective upon the December 2020 initial public offering, each non-employee director received an initial grant of non-qualified stock options with a grant date fair value of $39,372, which options will vest one year after the grant date, subject to the grantee’s continued service through that date. The Company intends to make annual equity grants to non-employee directors coincident with each annual meeting of stockholders.

Scientific Advisory Board Compensation

With the exception of Drs. Ted and Valina Dawson, each member of our scientific advisory board earns $400-600 per hour for his or her service as a member of our scientific advisory board, and, in January 2021, received a one-time stock option grant in respect of 11,438 shares of common stock. Unlike other scientific advisory board members, we have ongoing pre-clinical research collaborations with Drs. Ted and Valina Dawson and therefore they each received a stock option grant in respect of 131,123 shares of common stock with a five-year vesting period in 2017 and an exercise price of $2.31. We also reimburse each member of our scientific advisory board for all reasonable and necessary expenses in connection with the performance of his or her services. Members of the scientific advisory board who are also our employees or directors receive no additional compensation for their service on the scientific advisory board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the section titled “Executive Compensation” in this Proxy Statement, the following is a description of each transaction since January 1, 2019 or any currently proposed transaction in which:

•	we have been or are to be a party to;

•	the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, please see the section captioned “Executive Compensation” in this Proxy Statement.

Consulting Agreement

As described in the section titled “Executive Compensation,” Flagship, a consulting entity controlled by Mr. Frattaroli, provided chief financial officer consulting services prior to the Company’s December 2020 initial public offering. The compensation arrangements with Flagship prior to the Company’s initial public offering, including certain warrants issued to the entity in August 2020, are described in the section titled “Executive Compensation” above. The Flagship Consulting Agreement has been superseded by the Frattaroli Employment Agreement effective upon the Company’s December 2020 initial public offering.

Indemnification Agreements

We entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The indemnification agreements and our amended restated certificate of incorporation and amended and restated bylaws that became effective upon the completion of December 2020 initial public offering require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law. See the section captioned “Management and Corporate Governance – Limitation of Liability and Indemnification” for additional information.

Stockholder Loans

On February 5, 2020 (the “Issue Date”), the Company issued a note payable to its CEO (the “CEO Note”) in the aggregate principal amount of $245,250 in exchange for cash. The net proceeds of $245,250 were used as working capital by the Company. The note carries a stated interest rate of 1.59%, compounded semi-annually, and matures on the earlier of the sixth month following the Issue Date or the date the Company has sufficient funds to repay the CEO Note.

The Company has the right to prepay the CEO Note at any time without penalty, and any payments due under the CEO Note are applied first to any costs and expenses due to the CEO, second to accrued but unpaid interest, and third to pay the unpaid principal balance. The CEO Note also contains certain terms and conditions that constitute an event of default, including the Company’s failure to pay the principal or interest when due and such amount remains unpaid for 10 business days after the due date or the Company makes a general assignment for the benefit of its creditors or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of its assets, or commences any proceedings relating to the Company under bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution, or other liquidation law of any jurisdiction, among other events. If an event of default occurs or is continuing, the CEO may, by giving notice in writing to the Company, declare the entire unpaid principal of the CEO Note due and payable immediately and the Company shall issue a warrant to the CEO to purchase that number of shares of common stock equal to 150% of the value of the loan at an exercise price of $4.87 per share in the case of any default. In the event of a default, the warrant will remain in effect even after the loan is repaid.

The CEO Note also contains customary representations, warranties and covenants, and other terms and conditions.

The Company assessed the terms and features of the CEO Note and determined that none of the terms and features represented embedded derivatives that require bifurcation.

On June 13, 2020, the holder of the CEO Note and the Company entered into a restated agreement (the “CEO Restated Note”). The CEO Restated Note increased the principal amount of the CEO Note to $248,911 to account for 1.59% APR simple interest accrued, extended the stated maturity date of the CEO Note to the earlier to occur of the 30th month following the Issue Date or the date the Company has sufficient funds to repay the CEO Restated Note. The Company and its CEO have agreed that the CEO Restated Note will not be repaid for a minimum of 12 months following the closing of the December 2020 initial public offering. The Issue Date, February 5, 2020, is unchanged. In addition, the interest rate was reduced, effective as of the Issue Date, from 1.59% APR to 0.25%, compounded semi-annually. The CEO Restated Note also changed the exercise price of the warrant from $4.87 to $4.81 per share in the case of any default. The other provisions of the CEO Restated Note are the same, in all material respects, to the CEO Note.

Registration Rights

Kubera North America, Inc. (“Kubera”), in connection with consulting services provided to us, was granted a warrant in October 2018 to purchase 4.9% of our issued and outstanding shares of common stock at the time of issuance of the warrant, or 400,866 shares. The warrant has a term of 7 years, is exercisable at $4.19 per share, and vests 1/3 upon issuance of the warrant with the remaining 2/3 vesting in equal amounts on a monthly basis for 3 years. On June 24, 2020 the Kubera warrant was transferred to Kubera N.A. LLC, an affiliate of Kubera.

The shares underlying the warrant granted to Kubera have piggyback registration rights in connection with our registration of securities under the Securities Act. If we propose to register the offer and sale of shares of our common stock under the Securities Act, Kubera can request that we include its shares in such registration, subject to certain marketing and other limitations, including the right of the underwriters to limit the number of shares included in any such registration statement under certain circumstances. As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to a registration related to sale of securities to our employees pursuant to any employee benefit plan or other transaction covered by Rule 145 promulgated under the Securities Act, Kubera is entitled to notice of the registration and has the right, subject to certain limitations, to include its shares in the registration.

Director Independence

Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board of directors committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each non-employee director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of our directors have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1under the Exchange Act. Only Dr. Werner is not independent under Nasdaq’s independence standards.

In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in this section.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the beneficial ownership of our common stock as of March 31, 2021 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•	each of the named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 10,059,849 shares of our common stock outstanding on March 31, 2021. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2021, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inhibikase Therapeutics, Inc., 3350 Riverwood Parkway SE, Suite 1900, Atlanta, GA 30339.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Named Executive Officers and Directors
Milton H. Werner, Ph.D.(1)	5,441,623	53.1%
Joseph Frattaroli, C.P.A.(2)	65,997	*
Dennis Berman(3)	123,839	1.2%
Roy Freeman, M.D.(4)	127,481	1.3%
Paul Grint, M.D.(5)	123,839	1.2%
Elizabeth O’Farrell(6)	131,123	1.3%
All executive officers and directors as a group (six persons)	6,013,902	55.8%
5% Stockholders
Duke University	611,909	6.1%
Emory University	830,448	8.3%
Daniel Kalman, Ph.D.(7)	1,748,313	14.8%

(*)	Represents beneficial ownership of less than one percent.
(1)	Consists of (a) 5,244,938 shares held of record by Milton H. Werner, Ph.D. and (b) 196,685 shares underlying options exercisable within 60 days of March 31, 2021.
(2)

Consists of (a) 44,143 shares held of record by Flagship Consulting, Inc., an entity controlled by Mr. Frattaroli, and (b) 21,854 shares underlying warrants exercisable within 60 days of March 31, 2021.

(3)	Consists of 123,839 shares underlying options exercisable within 60 days of March 31, 2021.
(4)	Consists of 127,481 shares underlying options exercisable within 60 days of March 31, 2021.
(5)	Consists of 123,839 shares underlying options exercisable within 60 days of March 31, 2021.
(6)	Consists of 131,123 shares underlying options exercisable within 60 days of March 31, 2021.
(7)	Consists of 1,748,313 shares underlying options exercisable within 60 days of March 31, 2021.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (678) 392-3419 or by sending a written request to:

Merrill Kraines

Troutman Pepper Hamilton Sanders LLP

875 Third Avenue

New York, NY 10022

OTHER BUSINESS

We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2022 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary at the address below no earlier than February 21, 2022 and no later than March 23, 2022. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to:

Merrill Kraines

Troutman Pepper Hamilton Sanders LLP

875 Third Avenue

New York, NY 10022

For a stockholder proposal that is not intended to be included in the proxy statement for the 2022 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than February 21, 2022 and not later than March 23, 2022. However, if our 2022 annual meeting of stockholders is held more than 30 days before or more than 60 days after June 25, 2022, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2022 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our amended and restated bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.

The notice of a proposed director nomination must provide information and documentation as required in our amended and restated bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be). A copy of the amended and restated bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Inhibikase Therapeutics, Inc., 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339, Attention: Milton H. Werner, Ph.D. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at https://www.inhibikase.com/.

By Order of the Board of Directors

/s/ Milton H. Werner
Milton H. Werner, Ph.D. President and Chief Executive Officer

Atlanta, Georgia

May 10, 2021

ANNUAL MEETING OF STOCKHOLDERS OF

INHIBIKASE THERAPEUTICS, INC.

June 25, 2021

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

10030000000000001000 2 062521

1. Election of Director:

NOMINEE:
Milton H. Werner Ph.D.

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INHIBIKASE THERAPEUTICS, INC. June 25, 2021 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as COMPANY NUMBER soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the ACCOUNT NUMBER Internet, please visit https://web.lumiagm.com/235841686 (password: inhibikase2021) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/23797 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 10030000000000001000 2 062521 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR AND “FOR” PROPOSAL 2. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Director: 2. To ratify the appointment of CohnReznick LLP as the Company’s FOR AGAINST ABSTAIN NOMINEE: registered independent public accounting firm for the year ending FOR THE NOMINEE Milton H. Werner Ph.D. December 31, 2021. FOR WITHHOLD THE NOMINEE AUTHORITY In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1 and FOR Proposal 2. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 MARK X HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. To change the address on your account, please check the box at right and

INHIBIKASE THERAPEUTICS, INC. Proxy for Annual Meeting of Stockholders on June 25, 2021 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Dr. Milton H. Werner, Chief Executive Officer and Joseph Frattaroli, Chief Financial Officer, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc., to be held on June 25, 2021 virtually at https://web.lumiagm.com/235841686 (password: inhibikase2021), and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side)